UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2003

OXIS INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-8092	94-1620407
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6040 N. Cutter Circle, Suite 317, Portland, Oregon	97217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 283-3911

Not applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits:

99.1	Press release of OXIS International, Inc., dated May 16, 2003 reporting OXIS International, Inc.’s financial results for the quarter ended March 31, 2003.

Item 9. Regulation FD Disclosure

This Current Report on Form 8-K is being furnished pursuant to Item 12, “Results of Operations and Financial Condition,” in accordance with interim procedures promulgated by the Securities and Exchange Commission in Release No. 33-8216 that were issued March 27, 2003.

On May 16, 2003, OXIS International, Inc., issued a press release announcing its financial results for the quarter ended March 31, 2003. The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXIS INTERNATIONAL, INC. (Registrant)

Date:	May 16, 2003	/s/ SHARON ELLIS
Sharon Ellis Chief Operating and Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of OXIS International, Inc., dated May 16, 2003 reporting OXIS International, Inc.’s financial results for the quarter ended March 31, 2003.

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